UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

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Pinnacle West Capital Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on May 17, 2017. PINNACLE WEST CAPITAL CORPORATION XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com, scan the QR Barcode on the reverse side, or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. PINNACLE WEST CAPITAL CORPORATION ATTN: JACQUE PATTERSON 400 NORTH FIFTH STREET, STA 8602 PHOENIX, AZ 85004 proxy materials and voting instructions. E17990-P85518 See the reverse side of this notice to obtain Meeting Information Meeting Type: Annual Meeting For holders as of: March 9, 2017 Date: May 17, 2017 Time: 10:30 AM MST Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/PNW. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/PNW and be sure to have the information that is printed in the box marked by the arrow

Before You Vote How to Access the Proxy Materials Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) XXXX XXXX XXXX XXXX (located on the following page) in the subject line. VIEW MATERIALS & VOTE SCAN TO How To Vote Please Choose One of the Following Voting Methods marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. E17991-P85518 Vote By Internet: Before The Meeting: Go to www.proxyvote.com or from a smart phone, scan the QR Barcode above. Have the information that is printed in the box During The Meeting: Go to www.virtualshareholdermeeting.com/PNW. Have the information that is printed in the box marked by the arrow Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT10-K WRAP How to View Online: and visit: www.proxyvote.com, or scan the QR Barcode below. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET:www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*:sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 3, 2017 to facilitate timely delivery.

The Board of Directors recommends you vote FOR the following: 1. Election of Directors Nominees: 01) 02) 03) 04) 05) 06) Donald E. Brandt Denis A. Cortese, M.D. Richard P. Fox Michael L. Gallagher R.A. Herberger, Jr., Ph.D. Dale E. Klein, Ph.D. 07) 08) 09) 10) 11) Humberto S. Lopez Kathryn L. Munro Bruce J. Nordstrom Paula J. Sims David P. Wagener The Board of Directors recommends you vote FOR proposal 2: 2. Advisory vote to approve executive compensation as disclosed in the 2017 Proxy Statement. The Board of Directors recommends you vote FOR 1 YEAR on the following proposal: 3. Advisory vote on the frequency of the advisory vote on executive compensation. The Board of Directors recommends you vote FOR proposal 4: 4. Vote on re-approval of the material terms of the performance goals under, and approval of an amendment to, the 2012 Long-Term Incentive Plan. The Board of Directors recommends you vote FOR proposal 5: 5. Ratify the appointment of the independent accountants for the year ending December 31, 2017. In their discretion, the proxies are authorized to vote on such other matters as may properly come before the meeting or any adjournment or postponement thereof. E17992-P85518 Voting Items

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